SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 13, 2025

ENPRO INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

          On May 13, 2025, Enpro Inc. (the “Company,” “we,” “us” or “our”) announced its intention to offer, subject to market and other conditions, $450 million in aggregate principal amount of its senior notes due 2033 (the “Senior Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in compliance with Regulation S under the Securities Act. The Company intends to use the net proceeds from the offering to fund the redemption of all of its outstanding 5.75% senior notes due 2026 (the “Outstanding Notes”), to repay a portion of the borrowings under its senior secured revolving credit facility (the “Revolving Credit Facility”) used to fund the repayment on April 9, 2025 of all of its then-outstanding term loans under its senior secured credit facility, and to pay fees and expenses in connection with the offering.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 8.01	Other Events.

On May 13, 2025, the Company issued a press release announcing its intention to offer, subject to market and other conditions, the Senior Notes. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also, on May 13, 2025, the Company issued a press release announcing the redemption of the Outstanding Notes, subject to specified conditions. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1	Press release of Enpro Inc. dated May 13, 2025, (Proposed Senior Notes Offering)

Exhibit 99.2	Press release of Enpro Inc. dated May 13, 2025, (Conditional Redemption of Outstanding Notes)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025,

ENPRO INC.

	By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President and General Counsel